UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): May 17, 2013

Milagro Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-177534 (Commission File Number)	26-1307173 (I.R.S. Employer Identification No.)

1301 McKinney, Suite 500, Houston, Texas (Address of principal executive offices)	77010 (Zip Code)

(713) 750-1600
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 7.01	Regulation FD Disclosure.

On May 17, 2013, Milagro Oil & Gas, Inc. (the “Company”) announced that it has commenced a private exchange offer (the “Exchange Offer”) to exchange any and all of its outstanding 10.500% Senior Secured Second Lien Notes due 2016 (the “Old Notes”) issued under the Indenture dated as of May 11, 2011 (the “Indenture”) between the Company and Wells Fargo Bank, N.A., as Trustee, for either (i) Class A Units (the “Class A Units”) of Vanquish Energy, LLC, a newly formed Delaware limited liability company to which the Company will transfer substantially all of its assets in connection with the consummation of the Exchange Offer (“New Milagro”), and 10.500% Senior Secured Second Lien Notes due 2017 of New Milagro (the “New Notes,” and together with the Class A Units, the “New Securities”) or (ii) cash, all on the terms and subject to the conditions as set forth in Confidential Offering Circular and Consent Solicitation Statement (the “Statement”). In connection with the Exchange Offer, the Company is soliciting consents from holders of the Old Notes to certain proposed amendments to the Indenture (the “Consent Solicitation”).

The Company is furnishing the foregoing information under Item 7.01 of this Current Report on Form 8-K. This information, which has not previously been reported, is derived from the Statement. The Company is furnishing the information in this Current Report on Form 8-K and in Exhibit 99.1 to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of the Company, dated May 17, 2013, announcing the private Exchange Offer and Consent Solicitation.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of business acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits

99.1 Press Release dated May 17, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Milagro Oil & Gas, Inc.

Dated: May 20, 2013	/s/ Robert D. LaRocque
Robert D. LaRocque
Chief Financial Officer

Exhibit Index

99.1	Press Release dated May 17, 2013.